Exhibit (h)(64) under Form N-1A

Exhibit 10 under Item 601/Reg. S-K

EXHIBIT A

To

The MUTUAL FUND SERVICES AGREEMENT FOR TRANSFER AGENCY SERVICES

between

UNIFIED FUND SERVICES, INC. AND THE HUNTINGTON FUNDS

(Amended & Restated as of December 28, 2009)

NAME OF HUNTINGTON FUNDS PORTFOLIOS

Balanced Allocation Fund

Class A Shares

Conservative Allocation Fund

Class A Shares

Dividend Capture Fund

Class A Shares

Class B Shares

Institutional Shares

Fixed Income Securities Fund

Class A Shares

Class B Shares

Institutional Shares

Global Select Markets Fund

Class A Shares

Institutional Shares

Growth Allocation Fund

Class A Shares

Growth Fund

Class A Shares

Class B Shares

Institutional Shares

Income Equity Fund

Class A Shares

Class B Shares

Institutional Shares

Intermediate Government Income Fund

Class A Shares

Class B Shares

Institutional Shares

International Equity Fund

Class A Shares

Class B Shares

Institutional Shares

Mid Corp America Fund

Class A Shares

Class B Shares

Institutional Shares

Money Market Fund

Class A Shares

Class B Shares

Institutional Shares

Interfund Shares

Mortgage Securities Fund

Class A Shares

Class B Shares

Institutional Shares

New Economy Fund

Class A Shares

Class B Shares

Institutional Shares

Ohio Municipal Money Market Fund

Class A Shares

Institutional Shares

Ohio Tax-Free Fund

Class A Shares

Class B Shares

Institutional Shares

Real Strategies Fund

Class A Shares

Class B Shares

Institutional Shares

Rotating Markets Fund

Class A Shares

Class B Shares

Institutional Shares

Short/Intermediate Fixed Income Securities Fund

Class A Shares

Class B Shares

Institutional Shares

Situs Fund

Class A Shares

Class B Shares

Institutional Shares

Tax-Free Money Market Fund

Class A Shares

Institutional Shares

Technical Opportunities Fund

Class A Shares

Class B Shares

Institutional Shares

U.S. Treasury Money Market Fund

Class A Shares

Institutional Shares

Macro 100 Fund

Class A Shares

Class B Shares

Institutional Shares

VA Mid Corp America Fund

VA Balanced Fund

VA Dividend Capture Fund

VA Growth Fund

VA Income Equity Fund

VA International Equity Fund

VA Macro 100 Fund

VA Mortgage Securities Fund

VA New Economy Fund

VA Real Strategies Fund

VA Rotating Markets Fund

VA Situs Fund

This Exhibit A, amended and restated as of December 28, 2009, is hereby incorporated and made part of the Mutual Fund Services Agreement for Transfer Agency Services dated June 23, 2006, by and between the parties named below (the “Agreement”), and replaces any and all prior versions of Exhibit A to the Agreement.

Witness the due execution hereof this 28th day of December, 2009.

THE HUNTINGTON FUNDS

By:	/s/ B. Randolph Bateman
Name:	B. Randolph Bateman
Title:	President

UNIFIED FUND SERVICES, INC.

By:	/s/ Melissa K. Gallagher
Name:	Melissa K. Gallagher
Title:	Sr. Vice President